Exhibit 10.1

AMENDMENT 3 TO LOAN AGREEMENT

THIS AMENDMENT 3 TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT dated as of November 14, 2014 (this “Amendment”), is among NICHOLAS FINANCIAL, INC., a Florida corporation (the “Borrower”), BANK OF AMERICA, N.A., in its capacity as agent (in such capacity, the “Agent”), and each of the Lenders party hereto.

RECITALS:

A. The Borrower, the lenders from time to time party thereto (collectively, the “Lenders”) and the Agent have entered into a Second Amended and Restated Loan and Security Agreement dated as of January 12, 2010 (as heretofore modified, supplemented or amended, the “Loan Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

B. The Borrower has requested that the Loan Agreement be amended in certain respects, including as a result of the resignation of Peter L. Vosotas.

C. Subject to the terms and conditions set forth below, the Agent and the Lenders are willing amend the Loan Agreement.

In furtherance of the foregoing, the parties agree as follows:

Section 1. Subject to the covenants, terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein, the Loan Agreement is amended as follows:

(a) The existing definition of “Stated Termination Date” in Section 1.2 of the Loan Agreement is deleted in its entirety and the following definition is inserted in lieu thereof:

““Stated Termination Date” means January 30, 2015.”

(b) The existing Section 9.9 of the Loan Agreement is deleted in its entirety and the following is inserted in lieu thereof:

“9.9 Debt. The Borrower shall not incur or maintain any Debt, other than: (a) the Obligations; (b) trade payables and contractual obligations to suppliers and customers incurred in the ordinary course of business; and (c) other Debt existing on the Closing Date.”

(c) The existing Section 9.11 of the Loan Agreement is deleted in its entirety and the following is inserted in lieu thereof:

“9.11 Transactions with Affiliates. Except as expressly provided in this Section 9.11, Borrower shall not sell, transfer, distribute, or pay any money or Property to any Affiliate or make any Distribution to any Affiliate, or lend any money to an Affiliate, or invest in (by capital contribution or otherwise) or purchase or repurchase any stock or indebtedness, or any Property of any Affiliate, or become liable on any guaranty of the Affiliate. (The foregoing transactions are hereinafter referred to as “Prohibited Transactions”). A Prohibited Transaction shall not include (i) a distribution of cash by Borrower to Nicholas Data Services, Inc. (a) for the limited portion of state and federal tax liabilities imposed on Nicholas Data Services, Inc. resulting from the inclusion of Borrower’s taxable income in the income of Nicholas Data Services, Inc. and (b) to fund dividends declared by Nicholas Data Services, Inc. or its parent, to the extent consented to in writing by Agent and Majority Lenders and (ii) payment of compensation, benefits and reimbursement of expenses in the ordinary course of business, to employees and directors. Notwithstanding the foregoing, so long as no Default or Event of Default then exists or would occur as a result of any of the following, Borrower may engage in additional Prohibited Transactions provided the aggregate amount of such additional transactions in any Fiscal Year of the Borrower do not exceed the lesser of (a) $150,000 (“Permitted Amount”) or (b) twenty-five percent (25%) of Borrower’s Adjusted Net Earnings from Operations for such Fiscal Year.”

(d) The existing Section 11.1(q) of the Loan Agreement is deleted in its entirety and the following is inserted in lieu thereof:

“(q) (i) Parent at any time fails to own all of the issued and outstanding stock of Borrower or (ii) any one Person owns more than twenty percent (20%) of the voting stock of Parent without the prior written approval of the Majority Lenders.”

The amendments to the Loan Agreement are limited to the extent specifically set forth above and no other terms, covenants or provisions of the Loan Agreement are intended to be affected hereby.

Section 2. CONDITIONS PRECEDENT. The parties hereto agree that the amendments set forth in Section 1 above shall not be effective until the satisfaction of each of the following conditions precedent:

(a) Documentation. The Agent shall have received a counterpart of this Amendment, duly executed and delivered by the Borrower and all of the Lenders then party to the Loan Agreement.

(b) Fees and Expenses. All reasonable and invoiced fees and expenses of counsel to the Agent shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).

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Section 3. REPRESENTATIONS AND WARRANTIES.

(a) In order to induce the Agent and the Lenders to enter into this Amendment, the Borrower represents and warrants to the Agent and the Lenders as follows:

(i) The representations and warranties made by the Borrower in Article 8 of the Loan Agreement are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date in which case such representations and warranties are true and correct in all material respects on and as of such earlier date.

(ii) Since the date of the most recent Financial Statements delivered to the Lenders, no material adverse change has occurred in the Borrower’s property, business, operations or conditions (financial or otherwise).

(iii) No Default or Event of Default has occurred and is continuing or will exist after giving effect to this Amendment.

(b) In order to induce the Agent and the Lenders to enter into this Amendment, the Borrower represents and warrants to the Agent and the Lenders that this Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation.

Section 4. MISCELLANEOUS

(a) Ratification and Confirmation of Loan Documents. The Borrower hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Loan Documents to which the Borrower is a party.

(b) Fees and Expenses. The Borrower shall pay on demand all reasonable costs and expenses of the Agent in connection with the preparation, reproduction, execution, and delivery of this Amendment and any other documents prepared in connection herewith, including, without limitation, the reasonable and invoiced fees and out-of-pocket expenses of counsel for the Agent.

(c) Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

(d) Governing Law; Waiver of Jury Trial. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, and shall be further subject to the provisions of Sections 15.3 and 15.4 of the Loan Agreement.

(e) Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic transmission (including .pdf file) shall be effective as delivery of a manually executed counterpart hereof.

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(f) Entire Agreement. This Amendment, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise except in a writing signed by the Agent for such purpose.

(g) Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

(h) Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrower, the Agent, each Lender and their respective successors and assigns (subject to Section 13.2 of the Loan Agreement).

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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The following parties have caused this Amendment 3 to Loan Agreement to be executed as of the date first written above.

“BORROWER”

NICHOLAS FINANCIAL, INC.

By:

Name:	Katie MacGillivary
Title:	CFO

Signature Page to Amendment 3 to

Loan Agreement

“AGENT”

BANK OF AMERICA, N.A., as the Agent

By:

Name:	Bruce Jenks
Title:	Vice President

Signature Page to Amendment 3 to

Loan Agreement

“LENDERS”

BANK OF AMERICA, N.A., as a Lender

By:

Name:	Bruce Jenks
Title:	Vice President

Signature Page to Amendment 3 to

Loan Agreement

CAPITAL ONE, N.A., as a Lender

By:

Name:	Beverly Abrahams
Title:	Senior Vice President

Capital One Confidential Signature Page to Amendment 3 to

Loan Agreement

BMO HARRIS BANK, N.A., as a Lender

By:

Name:	Michael S Cameli
Title:	SVP

Signature Page to Waiver to

Loan Agreement

FIRST TENNESSEE BANK NATIONAL ASSOCIATION, as a Lender

By:

Name:	Daniel J McCarthy
Title:	Vice President

Signature Page to Amendment 3 to

Loan Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:

Name:	Casey P. Johnson
Title:	Senior Vice President

Signature Page to Amendment 3 to

Loan Agreement